                                                                   EXHIBIT 10.13
                                                          JOINT DEFENSE MATERIAL
                                                     PRIVILEGED AND CONFIDENTIAL

                                   AGREEMENT
                                   ---------

     THIS AGREEMENT is made as of October 14, 1994, among the undersigned corporations ("Party" and "Parties"), each of which is a defendant in at least one proceeding consolidated or coordinated for pre-trial purposes before the Hon. Charles P. Kocoras, in the United States District Court for the Northern District of Illinois under Prescription Drug Master File No. 94 C 897 (the
"MDL Action"), or in related cases filed in state courts in Alabama, California and Wisconsin alleging that the Parties charged collusively inflated and/or discriminatory prices for prescription pharmaceutical products. Such cases already filed, along with any others that may be filed in the future based on allegations of similar conduct commencing before the effective date of this Agreement, are collectively referred to herein as the "Prescription Drug Cases." Some of these Prescription Drug Cases have been brought as purported class actions. The Parties include manufacturers of prescription pharmaceutical products ("Manufacturer Defendants") and wholesalers of prescription pharmaceutical products ("Wholesaler Defendants").

     WHEREAS plaintiffs in some of the Prescription Drug Cases have brought claims against the Manufacturer Defendants under, among other statutes,
Section 1 of the Sherman Act that the Manufacturer Defendants and Wholesaler Defendants believe to be without basis in fact;

     WHEREAS such claims, in addition to being without basis in fact, have been brought by retail pharmacies which, in the great majority of instances, do not purchase prescription pharmaceutical products directly from the Manufacturer Defendants;

     WHEREAS such claims are generally barred by the decision in Illinois Brick
                                                                 --------------
Co. v. Illinois, 431 U.S. 720 (1977) ("Illinois Brick"), wherein the Supreme
- - - ---------------                        --------------
Court of the United States ruled that those who do not purchase products directly from a manufacturer cannot assert antitrust damage claims under Section 1 of the Sherman Act against the manufacturer;

     WHEREAS some of those plaintiffs, in order to avoid the impact of the holding in Illinois Brick, have alleged that the Wholesaler Defendants from
           --------------
which they purchase prescription pharmaceutical products directly also violated
Section 1 of the Sherman Act;

     WHEREAS those plaintiffs have no basis for suing the Wholesaler Defendants but, by filing suit, will require such defendants collectively to spend substantial sums in attorneys' fees and defense costs;

     WHEREAS the Wholesaler Defendants have filed, in the MDL Action, a motion to have the case against them dismissed, as it should be;

     WHEREAS the Manufacturer Defendants have been advised that the plaintiffs had offered to drop their claims against the
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                                     - 3 -


Wholesaler Defendants, if the Wholesaler Defendants would transfer to the plaintiffs any claims the Wholesaler Defendants may have against the Manufacturer Defendants as direct purchasers from them, and that the plaintiffs renewed that offer when the Wholesaler Defendants filed their motion to have the case against them dismissed;

     WHEREAS the Wholesaler Defendants do not wish to transfer to the plaintiffs any claims the Wholesaler Defendants may have against the Manufacturer Defendants, which claims the Wholesaler Defendants believe are completely without merit, but neither do they wish to spend substantial sums in defending themselves in the Prescription Drug Cases;

     WHEREAS the Wholesaler Defendants have asked the Manufacturer Defendants to reimburse them for certain defense costs in accordance with Part I below, and to permit them to join the judgment sharing arrangement set forth in Part II below, in return for which the Wholesaler Defendants will defend themselves on the merits in the Prescription Drug Cases (or settle on some other basis) rather than assigning to the plaintiffs claims that the Wholesaler Defendants do not believe are valid; and

     WHEREAS the Wholesaler Defendants will accept the consideration received by them pursuant to this Agreement in complete settlement of any claims they have or might have against any of the Manufacturer Defendants for any acts which are the subject of the Prescription Drug Cases, and will expressly release the Manufacturer Defendants for any liability thereon;

     NOW THEREFORE


                                    PART I
                                    ------

     1. The undersigned Manufacturer Defendants shall reimburse the Wholesaler Defendants, which are parties to this Agreement, for the first $9 million in attorneys' fees and disbursements that such Wholesaler Defendants collectively have been or will be required to pay and/or incur to litigate Prescription Drug Cases brought against one or more Manufacturer Defendant. The amounts payable to individual Wholesaler Defendants from said $9 million shall be determined by agreement among the wholesaler Defendants in a manner designed by them equitably to share the burdens imposed on the Wholesaler Defendants by the Prescription Drug Cases.

     2. The undersigned Manufacturer Defendants shall allocate any reimbursement payments made or to be made to the Wholesaler Defendants among Manufacturer Defendants according to the percentages set forth in Exhibit A annexed hereto and made a part hereof. Exhibit A is based on purchases in dollars of each Manufacturer Defendant's prescription pharmaceutical products by retail drug outlets in the United States made either from the manufacturers directly or through wholesalers.

     3. Within thirty days after the effective date of this Agreement, and on a monthly basis thereafter, the Wholesaler Defendants, acting through Weil Gotshal & Manges or another entity designated by the wholesaler Defendants (the "Wholesaler

Defendants' Agent"), shall furnish to Simpson Thacher and Bartlett or another entity designated by the Manufacturer Defendants (the "Manufacturer Defendants' Agent") statements setting forth the amount of attorneys fees and disbursements for which each Wholesaler Defendant seeks reimbursement pursuant to this Agreement. The furnishing of such statements shall constitute (i) a representation by the respective Wholesaler Defendant's attorneys that the attorneys fees and disbursements set forth therein have been incurred in connection with one or more of the Prescription Drug Cases brought against one or more of the Manufacturer Defendants, are reasonable, comport with the Wholesaler Defendant's guidelines, if any, respecting the handling of litigation matters, and have been reviewed and approved by their Wholesaler Defendant client, and (ii) a representation by the Wholesaler Defendants' Agent that such defendants have agreed among themselves, pursuant to Section 1, above, that the statements should be reimbursed by the Manufacturer Defendants pursuant to this Agreement. The statements shall be paid by the Manufacturer Defendants within thirty days of receipt by the Manufacturer Defendants' Agent unless Manufacturer Defendants' Agent has a good faith objection thereto.

     4. The Wholesaler Defendants hereby assign to the undersigned Manufacturer Defendants the rights, if any, of Wholesaler Defendants to recover from the plaintiffs, under Rule 11, Fed. R. Civ. P., 28 U.S.C. (S) 1927 or any other applicable provision or principle of state or federal law2, any and all costs and/or attorneys fees incurred by them in defending against baseless charges in the Prescription Drug Cases to the extent that such attorneys fees and/or costs have been reimbursed by the Manufacturer Defendants under Section 1, above; and

     5. The undersigned Wholesaler Defendants shall not assign to the plaintiffs or to any other person or entity the claims or causes of action, if any, that such Wholesaler Defendants have or may have against one or more of the Manufacturer Defendants for the acts that are the subject of the Prescription Drug Cases; and each of the undersigned Wholesaler Defendants shall execute a release in favor of each of the undersigned Manufacturer Defendants in the form attached as Exhibit B.

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                                     - 7 -

                                    PART II
                                    -------

     Section 1:  Preamble
                 --------

     The Parties believe that they have no liability to the plaintiffs (including, without limitation, any and all purported classes or groups of plaintiffs) in the Prescription Drug Cases, and have expressly denied any and all such alleged liability. The Parties recognize, however, that, in the unlikely event that an adverse judgment is rendered against two or more of them, jointly and severally, in any Prescription Drug Case, the plaintiffs may attempt to satisfy, collect or enforce the entire amount of the judgment from or against any one of the Parties alone. The Parties further recognize that any judgment would be trebled and attorneys fees added because of the law applicable in antitrust cases. Accordingly, the Parties wish to provide for an equitable apportionment among themselves respecting the payment of any such judgment, and to avoid controversy, dispute or litigation among themselves with respect thereto.

     Section 2:  Definitions
                 -----------

     The following terms shall be defined, solely for purposes of Part II of this Agreement, as follows:

     2.1 "Party" or "Parties" shall mean a signatory to this Agreement, its subsidiaries and controlled affiliates and their successors and assigns. In the event that a successor to a Party ("Party A") is itself a Party ("Party B"), the obligations of the successor entity under this Agreement shall be the sum of the obligations of Party A and Party B.

          2.2 "Non-party Judgment Debtor" shall mean any person or entity other than a Party who is found jointly and severally liable in a Final Judgment together with a Party or Parties in any Prescription Drug Case. In the event that a Party becomes the successor to a Non-party Judgment Debtor, the succcessor Party shall be deemed to be a Non-party Judgment Debtor with respect to all obligations of the Non-party Judgment Debtor to which it succeeded.

          2.3 "Claim" shall mean any demand in any Prescription Drug Case for damages, or for a refund or adjustment of prior charges, against more than one Party, based on conduct commencing before the date of this Agreement and extending up to the time of trial of such Prescription Drug Case, allegedly charging or agreeing to charge inflated or discriminatory prices for prescription pharmaceutical products in violation of the Sherman Act or any other statute or rule of law, state or federal, prohibiting such conduct.

          2.4 "Claimant" shall mean any person (including, without limitation, any natural person and any legal entity of any type whatsoever) who asserts a Claim or on whose behalf a Claim is asserted.

          2.5 "Final Judgment" shall mean any judgment or part thereof for money damages, entered jointly and severally, on any

Claim against two or more Parties in any Prescription Drug Case by the trial court under Fed. R. Civ. P. 58 or any analogous rule in state or federal court upon which execution may be had against one or more such Parties. A Final Judgment means not only damages awarded by the jury, but the tripling of such damages as required by law, together with any statutory penalties, punitive damages, and any sum awarded as attorneys' fees (for trial and, if applicable, for appellate review), taxable costs (for trial and, if applicable, for appellate review), and interest, less any payment or offset for prior settlements, or other deductions as required by law.

     2.6 "Shared Judgment" shall mean any Final Judgment less amounts paid on such Final Judgment by Non-party Judgment Debtors or other payments reducing the amount of the Final Judgment which may legally be collected from the Parties.

     2.7 "Manufacturer Shared Judgment" shall mean any Shared Judgment less amounts due on such Shared Judgment from Wholesaler Defendants under Section 3.2 of this Agreement.

     2.8 "Settlement" shall mean any disposition of a Claim, in whole or in part, by agreement between a Party and a Claimant, at any time, irrespective of whether such disposition results in entry of judgment in favor of such Claimant.

     2.9 "Amount Paid in Settlement" shall mean all consideration having a monetary value, including monetary consideration and goods and services, provided by a Party to a

Claimant pursuant to a Settlement with such Claimant, including, without limitation, any amounts paid for or attributed to costs of litigation or attorneys' fees. Injunctive relief agreed to in any Settlement with a Claimant shall, for the purpose of this provision, have no monetary value.

     2.10 "Settling Party" means any Party to this Agreement who enters into a Settlement of any Claim in any Prescription Drug Case in whole or in part at any time.

     2.11 "Payment" shall mean any amounts paid by any Party to this Agreement in satisfaction of all or any part of a Final Judgment entered against it, or deemed to have been entered against it as provided in Section 4.2 or Section 6 of this Agreement.

     2.12  "Determination" shall mean (i) a ruling of the Court or, absent that,
(ii) an answer to a special jury interrogatory or a special verdict or, absent either of the foregoing, (iii) a general verdict based on a Claimant's final theory of damages presented at trial in one or more of the Prescription Drug Cases.

     2.13 "Sharing Parties" or "Sharing Party" shall mean those Parties against which a Final Judgment is entered, or deemed to have been entered under Section 4.2(a) or Section 6 of this Agreement.

     Section 3:  Allocation of Payments and Satisfaction of Judgment
                 ---------------------------------------------------

     3.1 If a Final Judgment is entered in any Prescription Drug Case, the amount of the Shared Judgment shall be computed and Payment in satisfaction thereof shall be allocated among the Sharing Parties in accordance with the following provisions of this Agreement.

     3.2 Each Sharing Party which is a Wholesaler Defendant ("Wholesaler Sharing Party") shall pay, with respect to all of the Prescription Drug Cases, the lesser amount of either (i) 1% of each Shared Judgment or (ii) an aggregate amount of one million dollars ($1 million) on all Shared Judgments in all Prescription Drug Cases. For purposes of this section, each Wholesaler Sharing Party shall include any wholly owned subsidiaries, controlled affiliate and successors and assigns, regardless of whether or not they are named as separate defendants in any of the Prescription Drug Cases; and that Wholesaler Sharing Party, including its subsidiaries, controlled affiliates and successors and assigns shall pay only once the 1% or $1 million.

     3.3 In the case of a Sharing Party which is a Manufacturer Defendant ("Manufacturer Sharing Party"), the first one half of any Manufacturer Shared Judgment shall be allocated among the Manufacturer Sharing Parties as provided in Section 3.4, below; and the second one-half of the Manufacturer Shared

Judgment shall be allocated among the Manufacturer Sharing Parties in accordance with 3.5 below.

     3.4 The first one-half of any Manufacturer Shared Judgment shall be allocated among the Manufacturer Sharing Parties in proportion to the percentages set forth in Exhibit A.

     Thus if a Final Judgment is entered against all Manufacturer Defendants which are Parties, each such Manufacturer Defendant will be a Manufacturer Sharing Party and will pay - as to the first one-half of the Manufacturer Shared Judgment - the percentage thereof set forth opposite its name on Exhibit A.

     If a Final Judgment is entered against less than all of the Manufacturer Defendants which are Parties, then those Manufacturer Defendants against which the Final Judgment is entered will be Manufacturer Sharing Parties and will pay all of the first one-half of the Manufacturer Shared Judgment in proportion, pro
                                                                             ---
rata, to their percentages as set forth opposite their respective names in
- - - ----
Exhibit A.

     3.5 Each Manufacturer Sharing Party shall pay a portion of the second one-half of the Manufacturer Shared Judgment which is equal to the ratio of a) the dollar sales of prescription pharmaceutical products sold by that Manufacturer Sharing Party as to which damages were awarded in the Final Judgment to b) the dollar sales of prescription pharmaceutical products sold by all Manufacturer Sharing Parties as to which damages were awarded in the Final Judgment.

     3.6 For the purposes of the application of Section 3.5, supra, it shall be presumed that payment of the second one-half of said Manufacturer Shared Judgment shall be allocated between or among the Manufacturer Sharing Parties in accordance with the percentages set forth in Exhibit A, unless a) the award and calculation of damages was made with reference to dollar sales of prescription pharmaceutical products by the Manufacturer Sharing Parties, so that it is feasible to apply the ratio set forth in Section 3.5, supra, and b) it
                                                             ---
affirmatively appears from a Determination either that some or all of a Manufacturer Sharing Party's sales of prescription pharmaceutical products made to a Claimant through a non-Claimant wholesaler were not included in the award and calculation of damages, or that one or more of the brand name prescription pharmaceutical products sold by a Manufacturer Sharing Party was not included in the award and calculation of damages. If both a) and b) above are true, the second one half of the Manufacturer Shared Judgment shall not be allocated in accordance with Exhibit A, but in accordance with the ratio set forth in
Section 3.5.

     3.7 Except as expressly provided in Sections 4.2 and 6 of this Agreement, no Party shall be under any obligation to make any Payment in full or partial satisfaction of a Final Judgment unless such Final Judgment is entered against such Party.

     3.8 If a judgment is entered against any particular Party and that judgment shows, in whole or in part, that any particular Party's liability is not joint and several with any other Party's, then the Party whose liability is separate shall not be obligated or benefitted under this Agreement with respect to that judgment or part thereof.

     The intent of this Section 3.8 is that, if any Final Judgment (which is defined herein to include a part of a judgment) is subject to joint and several liability, then the Parties intend that the payment of such Final Judgment shall be allocated, pursuant to this Agreement, among those Parties which are jointly and severally liable for that Final Judgment. If, however, there is no joint and several liability as to any judgment or any part thereof in a Prescription Drug Case or as to any one or more Parties, then the Parties intend that there would be no sharing or allocation of liability under this Agreement as to the payment of that judgment or part thereof or as to any Party not found to be jointly and severally liable.

     3.9 If a Final Judgment is entered in any Prescription Drug Case, the Sharing Parties shall consult with each other with a view toward arranging the satisfaction of such Final Judgment. If any Party is required by a Claimant to make a Payment in excess of the amount allocable to it pursuant to this Agreement, then within thirty (30) days after written demand by such Party upon all other Sharing Parties, the other Sharing Parties shall pay to the Party demanding payment the amount or amounts required to allocate the payment of the Final Judgment in accordance with Section 3.2 through 3.8, inclusive, of this Agreement. Any Sharing Party that fails to make its portion of such payment to the Party demanding payment within thirty (30) days of such demand shall remain bound by the terms and conditions of this Agreement and, in addition, shall not, during such time as it shall remain in default on its obligations under this
Section 3.9 be entitled to receive from any of the other Sharing Parties reimbursement for any Payment made by it.

     Section 4:       Settlement
                      ----------

     4.1 Any Party may settle any Prescription Drug Case, in whole or in part, whether for monetary or non-monetary consideration or injunctive relief, or any combination thereof, at any time. A Settling Party shall provide the other Parties with prompt written notice of (i) any such Settlement, (ii) the identity of each Claimant that is a party to the Settlement and (iii) those terms of the Settlement the presence or absence of which are pertinent to Section 4.2 of this Agreement.

     4.2 The conditions set forth in Sections 4.2 and 4.3 shall govern in the event of a Settlement of any Prescription Drug Case by any Manufacturer Defendant ("Manufacturer Settling Party"):

     4.2(a) Any Manufacturer Settling Party that does not include a provision in an agreement of Settlement of a Prescription Drug Case with the characteristics set forth in Subsection 4.2(b) of this Agreement or, to the extent applicable, in Section 4.3 of this Agreement shall, for the purpose of this Agreement, be deemed liable with regard to any Final Judgment on a Claim susceptible to joint and several liability as to which it was a named defendant, and shall remain liable under this Agreement for the difference between the Amount Paid in Settlement and the amount it would otherwise have paid in accordance with Sections 3.2 through 3.9, inclusive, of this Agreement for its proportionate share of any Final Judgment.

     4.2(b) To avoid the liability described in Subsection 4.2(a) of this Agreement, a Manufacturer Settling Party's agreement of Settlement of any Prescription Drug Case must expressly provide that the Claimant or Claimants with whom it has settled any Claim or Claims shall exclude from the dollar amount collectable from non-Settling Parties on any Final Judgment entered on the Claim or Claims an amount calculated as follows:

               i)   determine the percentages (of each half of the Manufacturer
                                  -----------
     Shared Judgment) for which the Manufacturer Settling Party would have been responsible under Sections 3.4 and 3.5 had it remained a Sharing Party with respect to the Final Judgment, and

               ii)  apply those percentages to each half of the Shared Judgment.

     4.2(c) Any manufacturer Settling Party's agreement of Settlement entered in accordance with Section 4.2 and its subsections shall provide that each of the other Parties shall be third party beneficiaries of the undertaking set forth therein so as to reduce the Final Judgment in accordance with subsection
4.2(b).

     4.2(d) Thus, in the event of a Settlement by all Manufacturer Defendants in any Prescription Drug Case in accordance with Section 4.2 and its subsections, the Claimants in that case will have agreed to reduce 100% (i.e., to zero) the dollar amount of any Final Judgment collectable by the Claimants from any non-Settling Wholesaler Defendants that might be jointly and severally liable on such Final Judgment.

     4.3 If a Manufacturer Settling Party agrees to a Settlement of a judgment following trial, and before any judgment for money damages entered jointly and severally on any Claim in any Prescription Drug Case becomes a Final Judgment, it shall, as a condition to avoid the liability described in Subsection 4.2(a) of this Agreement, obtain from plaintiffs a written agreement, enforceable by any other Party, that provides in addition to the provisions specified in Sub-sections 4.2(b) and 4.2(c) that the amount of any supersedeas bond required on appeal with respect to such judgment shall be reduced by the amounts (or by any multiple of such amount if the supersedeas bond required is in excess of the amount of such judgment) that the Manufacturer Settling Party would have been required to pay pursuant to Sections 3.2 through 3.9, inclusive, if the judgment was a Final Judgment and the Manufacturer Settling Party was a Manufacturer Sharing Party with respect thereto.

     4.4 Notwithstanding anything contained in this Section 4, if any Party obtains a good faith litigated decision from a District Court or other trial court, or from a jury, that the Party is not liable to plaintiffs in the Prescription Drug Cases for any damages whatsoever, and the said non-liable Party thereafter settles with plaintiffs before entry of an order by the appellate court to which an appeal is taken, Section 4.1-4.3 shall not be applicable to that non-liable Party.

     Section 5:      Conclusive Effect of Judgment in Principal Suit
                     -----------------------------------------------

     In any arbitration or litigation between Parties concerning claims, disputes or other questions arising out of, or relating to, this Agreement, including, without limitation, any breach thereof, a Final Judgment in the Prescription Drug Cases (i) shall be conclusive with respect to all issues necessarily decided therein and (ii) may not be collaterally attacked by any Party in any such arbitration or litigation.

     Section 6:      Default Judgment and Confession of Judgment
                     -------------------------------------------

     Any Party against which a default judgment has been entered in the Prescription Drug Cases and which is not thereafter satisfied, or which has confessed judgment in the Prescription Drug Cases, shall be deemed, for purposes of this Agreement to be subject to any Final Judgment entered in the Prescription Drug Cases in which such default or confessed judgment is entered, and said Party shall be obligated to pay its proportionate share of such Final Judgment as provided for in Sections 3.2 through 3.6 and Section 3.9, hereof but shall not be entitled to receive from any other Party hereto any reimbursement whatsoever for Payment made be said Party.

     Section 7:  Default by Party in Payment
                 ---------------------------

     If, because of bankruptcy or for any other reason, any Sharing Party fails or refuses to pay its share of (i) a Final Judgment or (ii) the amounts due under Part I, paragraph 1 hereof or any portion thereof (a "Defaulting Party") the unpaid balance of such share shall be borne by the other Manufacturer Parties, in the same proportion as such other Manufacturer Parties would have been obligated to pay such Final Judgment (as provided for in Sections 3.2 through 3.6) or such amounts (as provided in Part I, paragraph 1 hereof), as if the Defaulting party had not been a signatory to this Agreement, without in any way waiving any rights the Parties have against the Defaulting Party or its successors or assigns.

     Section 8:  Interest and Attorney's Fees
                 ----------------------------

     If any Party defaults in its obligation to reimburse to any other Party in accordance with the terms of this Agreement, the amount due as said reimbursement shall bear interest at the prime interest rate charged by the Continental Illinois National Bank & Trust Co. at Chicago, Illinois, or any successor in interest thereto from time to time prevailing, computed from the date that the other Party serves written notice of demand for reimbursement upon the Party in default.

     In addition, if litigation or any other judicial or quasi-judicial proceeding is brought by one or more Parties against one or more Parties to enforce or collect any monetary obligation under this Agreement, the prevailing Party or Parties will be entitled to recover in full the reasonable attorneys' fees, expenses and costs incurred in pursuing or defending that litigation, or other judicial or quasi-judicial proceeding.

     Section 9:  Contribution
                 ------------

     Except as provided in this Agreement, each Party waives and agrees not to assert against any other Party, any claim of any kind, whether now existing or hereafter created, for contribution, indemnity or sharing, arising from the Prescription Drug Cases, including, without limitation, any such claim arising from any judgment for contribution, indemnity or sharing arising from the Prescription Drug Cases entered in favor of a non-Party defendant against any Party. Any such judgment shall be paid by the Parties named in such judgment in accordance with the allocation provisions set forth in Sections 3.2 through 3.6 and Section 3.9 of this Agreement. Nothing herein shall be deemed to be a recognition that there exist any rights of contribution, or indemnity or sharing other than as provided in this Agreement.

     Section 10:  Exclusive Remedy
                  ----------------

     10.1 Each Party agrees and covenants that it shall bring no action, arbitration or proceeding against any other Party for indemnification, contribution or sharing with respect to the Prescription Drug Cases except an action to enforce or for breach of this Agreement.

     10.2 Each Party covenants not to sue any other Party on any claim for indemnification, contribution or sharing arising from the Prescription Drug Cases, except that this covenant shall not extend or be applicable to any violation of the terms of this Agreement.

     10.3 This Agreement and the covenants herein contained are made solely for the benefit of the respective Parties, and no other person or entity shall be entitled to enforce this Agreement or to any rights hereunder.

     10.4 The Parties recognize that, in the event of a breach of this Agreement by another Party or Parties, an award of monetary damages may not adequately compensate the Parties injured by such a breach. Accordingly, each Party hereby agrees that any breach of this Agreement may cause irreparable injury and that the injured Party or Parties may sue for and have equitable relief, including, without limitation, specific enforcement and/or injunctive relief, to prevent any such actual or threatened breach.

     Section 11:  Assignment, Successors and Assigns
                  ----------------------------------

     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties; provided, however, that the obligations of one or more Parties pursuant to this Agreement may not be assigned to any person or entity without the prior written consent of each of the other Parties hereto, which consent may not be unreasonably withheld. A merger or consolidation involving one or more of the Parties hereto whereby said reimbursement obligation is assigned by operation of law, or the transfer of all or substantially all of its wholesaling or manufacturing assets and liabilities to another shall not require such prior written consent. A Party who assigns or otherwise transfers its rights under this Agreement shall, notwithstanding such assignment, be entitled to exercise such rights to the extent necessary to recover the portion of any Payment it is required to make that is in excess of the amount allocable to it pursuant to this Agreement.

     Section 12:  Costs Not Included in Agreement
                  -------------------------------

     This Agreement does not provide for reimbursement of, and does not obligate any Party hereto to reimburse, the attorneys' fees, costs or other expenses paid or incurred by any of the Manufacturer Defendants in defense of the Prescription Drug Cases.

     Section 13:  Counterclaims
                  -------------

     Nothing contained in the Agreement is intended to be, or shall be deemed to be, a waiver of any defense or counterclaim in any Prescription Drug Case, nor shall any amount recovered by any Party pursuant to any counterclaim against a Claimant be subject to, or affected by, this Agreement.

     Section 14:  Notices
                  -------

     All notices under this Agreement shall be in writing and shall be sent by registered or certified mail, first-class postage prepaid, or by fax to the respective Parties hereto at their addresses or such other addresses as the Parties from time to time may designate in writing.

     Section 15:  Applicable Law
                  --------------

     This Agreement shall be construed and enforced in accordance with the internal law of the State of Delaware, without regard to its choice of law or conflict of laws principles.

     Section 16:  Counterparts
                  ------------

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, provided that the Agreement shall not become binding on any Party unless it has been executed by all Parties whose names are typed at the end of this Agreement. Any defendant in the Prescription Drug Cases may execute and become a Party to this Agreement by signing any such counterpart and delivering the same to Howrey & Simon, 1299 Pennsylvania Avenue, N.W., Washington, D.C. 20004, provided that the Agreement shall not become binding on any Party unless and until it has been executed by all Parties whose names are typed at the end of this Agreement. Howrey & Simon shall retain all executed counterparts of this Agreement and shall circulate to the Parties a conformed copy of this Agreement indicating all signatures thereto.

     Section 17:  Miscellaneous
                  -------------

     17.1 Each Party, with the assistance of its respective counsel, has read this Agreement together with Exhibit A hereto, and the attached form of Release which is Exhibit B hereto and has had an opportunity fully to negotiate the terms of said Agreement and Release. Accordingly, any rule of construction seeking to resolve any ambiguities against the drafting party shall not be applied in the interpretation of this Agreement.

     17.2(a) The Agreement contains the entire agreement and understanding among the Parties as to the subject matter of the Agreement, and merges and supersedes all prior agreements, commitments, representations, writings and discussions among them. None of the Parties will be bound by any prior obligations, conditions, or representations with respect to the subject matter of the Agreement, unless expressly incorporated into the Agreement.

     17.2(b) Nothing in this Agreement, including, without limitation, the waivers and agreements not to sue or claim against set forth in Sections 9 and 10, and the provisions of Section 11 and 17.2(a), shall be deemed to supersede, preclude or otherwise affect any prior or future agreements that are made between any of the Parties or their affiliated entities in connection with the acquisition of one Party or any of its affiliated entities by another Party or its affiliated entities and that allocate, as between the parties to those agreement, their rights and obligations in respect of the Prescription Drug Cases.

     17.3 Each of the Parties to this Agreement hereby affirms and acknowledges: (a) that a representative of the Party with the authority to bind the Party with respect to the matters set forth herein has read and understood the Agreement; (b) that the terms of this Agreement and the effects thereof have been fully explained to that representative by its counsel; (c) that the representative fully understands each term of the Agreement and its effect; and
(d) that no Party has relied upon any statement, representation or inducement (whether material, false, negligently made or otherwise) of any other Party with respect to said Party's decision to execute this Agreement.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Agreement to be executed by their officers hereunto duly authorized, effective as of the date first above mentioned. In so doing, the Parties expressly agree to and intend to be legally bound by both Part I and
Part II of this Agreement.


By: _____________________
Dated: __________________

For Abbott Laboratories


By: _____________________
Dated: __________________

For American Cyanamid


By: _____________________
Dated: __________________

For American Home Products
 Corporation


By: _____________________
Dated: __________________

For AmeriSource Corporation


By: _____________________
Dated: __________________

For Bergen Brunswig Drug Co.


By: _____________________
Dated: __________________

For Boehringer Ingelheim Corp.

By:_________________________
Dated:______________________

For Bindley Western Industries,
  Inc.


By:_________________________
Dated:______________________

For Bristol-Meyers Squibb Co.


By:_________________________
Dated:______________________

For Burroughs Wellcome Co.


By:_________________________
Dated:______________________

For Cardinal Health, Inc.


By:_________________________
Dated:______________________

For Ciba-Geigy Corporation


By:_________________________
Dated:______________________

For Eli Lilly and Company


By:_________________________
Dated:______________________

For DuPont-Merck
  Pharmaceuticals Co.

By: _______________________
Dated:_____________________

For Forest Laboratories, Inc.


By: _______________________
Dated:_____________________

For FoxMeyer Drug Company


By: _______________________
Dated:_____________________

For Glaxo, Inc.


By: _______________________
Dated:_____________________

For Hoffmann-La Roche Inc.


By: _______________________
Dated:_____________________

For Johnson & Johnson


By: _______________________
Dated:_____________________

For Knoll Pharmaceutical Company


By: _______________________
Dated:_____________________

For Marion Merrell Dow, Inc.


By: _______________________
Dated:_____________________

For McKesson Corporation

By: _______________________
Dated:_____________________

For Merck & Co., Inc.



By: _______________________
Dated:_____________________

For Pfizer, Inc.


By: _______________________
Dated:_____________________

For The Purdue Frederick
  Company


By: _______________________
Dated:_____________________

For Rhone-Poulenc Rorer, Inc.


By: _______________________
Dated:_____________________

For Sandoz Corporation


By: _______________________
Dated:_____________________

For Schering-Plough Corporation


By: _______________________
Dated:_____________________

For G.D. Searle & Co.

By: _______________________
Dated:_____________________

For SmithKline Beecham
  Pharmaceuticals Co.


By: _______________________
Dated:_____________________

For The Upjohn Company


By: _______________________
Dated:_____________________

For Whitmire Distribution
  Corporation


By: _______________________
Dated:_____________________

For Warner-Lambert Company


By: _______________________
Dated:_____________________

For Zeneca Inc.